UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            February 17, 2005

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdictionof incorporation)	(File Number)	(I.R.S. Employer Identification No.)

581 Higuera Street, San Luis Obispo, CA	93401
(Address of principal executive office)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Appointment of Principal Officers

On February 16, 2005, James M. Judge joined Mission Community Bank as its Executive Vice President/Chief Credit Officer, after receiving all required regulatory approvals and being appointed by the bank’s Board of Directors on January 24, 2005.

Mr. Judge will assume all responsibilities of the Chief Credit Officer position, including the monitoring of both the quality and performance of the bank’s loan portfolio.  Mr. Judge has over 42 years of banking and finance experience, recently serving as Executive Vice President/Chief Credit Officer for Cerritos Valley Bank in Artesia, California.

Mr. Judge will not serve as a member of the Board of Directors of Mission Community Bank or Mission Community Bancorp; and further, there are no family relationships among the company’s directors and executive officers.

The terms of Mr. Judge’s employment are an annual base salary of $115,000.00 per year, plus discretionary bonuses, plus a $400.00 per month automobile allowance.  Additional benefits include customary medical and dental benefits; eligibility to participate in the Company’s Stock Option Plan; eligibility to participate in the Company’s 401(k) and Profit Sharing Plan; Life Insurance Policy at a specified amount; moving expense reimbursement of $5,000.00 and all other customary benefits.  In addition, a Salary Protection Agreement (“Agreement”) will be entered into between Mr. Judge and Mission Community Bank, which will provide for salary continuation benefits for a period of six months in the event of applicable occurrences as specified within the Agreement.

Item 9.01.              Financial Statement and Exhibits

(a)                                  Financial statements of businesses required

None

(b)                                 Pro forma financial information

None

(c)                                  Exhibits

99.1   Press Release dated February 17, 2005

99.2   Salary Protection Agreement

Forward Looking Statements

This Form 8-K includes forward-looking information, which is subject to the “safe harbor” created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act and the Private Securities Litigation Reform Act of 1995.  When the Company uses or incorporates by reference in this Annual Report on Form 10-KSB the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe” and similar expressions, the Company intends to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2005	MISSION COMMUNITY BANCORP

	By:	/s/ ANITA M. ROBINSON
Anita M. Robinson
President and Chief Executive Officer